Exhibit 10.26

Voting Trust Agreement

I, Hu Min, a Chinese citizen with the Chinese Identification No. [                ], holds 50% of the equity interest (representing RMB 5 million of Xizang Qiming’s registered capital) in Xizang Qiming Music Co., Ltd. (the “Xizang Qiming”) as of the date of this Power of Attorney. I hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests I hold in Xizang Qiming (the “Owned Equity Interest”) during the effective term of this Voting Trust Agreement:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Xizang Qiming; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled to under the laws and the articles of association of Xizang Qiming, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Xizang Qiming.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of February 8, 2018 by and among I, WFOE and Xizang Qiming, the Equity Interest Pledge Agreement entered into as of February 8, 2018 by and among I, WFOE and Xizang Qiming, and the Loan Agreement entered into as of February 8, 2018 by and between I and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Voting Trust Agreement shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for the conduct of the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Xizang Qiming, this Voting Trust Agreement shall be irrevocable and remain valid and effective from the date of this Voting Trust Agreement.

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Voting Trust Agreement, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

This Page is the signature page to the Voting Trust Agreement.

Signature: /s/ Hu Min

Name: Hu Min

February 8, 2018

Accepted by:

Tencent Music (Beijing) Co., Ltd.

/s/ Seal of Tencent Music (Beijing) Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal representative

Acknowledged by:

Xizang Qiming Music Co., Ltd.

/s/ Seal of Xizang Qiming Music Co., Ltd.

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal Representative

Voting Trust Agreement

I, Yang Qihu, a Chinese citizen with the Chinese Identification No. [                ], holds 50% of the equity interest (representing RMB 5 million of Xizang Qiming’s registered capital) in Xizang Qiming Music Co., Ltd. (the “Xizang Qiming”) as of the date of this Power of Attorney. I hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests I hold in Xizang Qiming (the “Owned Equity Interest”) during the effective term of this Voting Trust Agreement:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Xizang Qiming; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled to under the laws and the articles of association of Xizang Qiming, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Xizang Qiming.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of February 8, 2018 by and among I, WFOE and Xizang Qiming, the Equity Interest Pledge Agreement entered into as of February 8, 2018 by and among I, WFOE and Xizang Qiming, and the Loan Agreement entered into as of February 8, 2018 by and between I and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Voting Trust Agreement shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for the conduct of the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Xizang Qiming, this Voting Trust Agreement shall be irrevocable and remain valid and effective from the date of this Voting Trust Agreement.

During the effective term of this Voting Trust Agreement, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Voting Trust Agreement, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

This Page is the signature page to the Voting Trust Agreement.

Signature: /s/ Yang Qihu

Name: Yang Qihu

February 8, 2018

Accepted by:

Tencent Music (Beijing) Co., Ltd.

/s/ Seal of Tencent Music (Beijing) Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal representative

Acknowledged by:

Xizang Qiming Music Co., Ltd.

/s/ Seal of Xizang Qiming Music Co., Ltd.

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal Representative